            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2002
                                                   REGISTRATION NO. 333-
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                  UNDER THE
                            SECURITIES ACT OF 1933
                               ----------------

                   THE INTERPUBLIC GROUP OF COMPANIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                                 13-1024020
 (STATES OR OTHER JURISDICTION OF      (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
  INCORPORATION OR ORGANIZATION)

                         1271 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (212) 399-8000
  (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                   THE INTERPUBLIC GROUP OF COMPANIES, INC.
                       2002 PERFORMANCE INCENTIVE PLAN
                          (FULL TITLE OF THE PLANS)

                           NICHOLAS J. CAMERA, ESQ.
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                   THE INTERPUBLIC GROUP OF COMPANIES, INC.
                         1271 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (212) 399-8000
          (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                       CALCULATION OF REGISTRATION FEE

    -----------------------------------------------------------------------------------------------------------------------------
                                                                       PROPOSED MAXIMUM      PROPOSED MAXIMUM       AMOUNT OF
                 TITLE OF EACH CLASS                  AMOUNT TO BE    OFFERING PRICE PER    AGGREGATE OFFERING     REGISTRATION
            OF SECURITIES TO BE REGISTERED             REGISTERED            SHARE                PRICE                FEE
    -----------------------------------------------------------------------------------------------------------------------------

    Common Stock, par value $0.10 per share          12,500,000 (1)        $32.64  (2)       $408,000,000 (2)         $37,536
    -----------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended ("Securities Act"), the number of shares of Common Stock registered hereby is subject to adjustment to prevent dilution by reason of any stock dividend, stock split, recapitalization or other similar transaction that results in an increase in the number of the outstanding shares of Common Stock.

(2) Calculated in accordance with Rule 457(h) under the Securities Act based on the average of the high and low sales prices per share of the Common Stock on May 31, 2002, as reported by the New York Stock Exchange.



===============================================================================

                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The Interpublic Group of Companies, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     - The Annual Report on Form 10-K of the Registrant for the year ended December 31, 2001, as amended by Amendment Nos. 1 and 2 to Annual Report on Form 10-K/A;

     - The Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 2002;

     - Current Reports on Form 8-K of the Registrant, filed on February 13, 2002, March 4, 2002 (two reports), and May 3, 2002 (two reports);

     - The description of the shares of the Registrant's common stock, par value $.10 per share (the "Common Stock"), contained in the Registrant's Registration Statements on Form 8-A, filed June 29, 1971 and October 8, 1975, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and including all amendments or reports subsequently filed for the purpose of updating the description.

         All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Nicholas J. Camera, Senior Vice President, General Counsel and Secretary of the Registrant, has rendered the opinion filed herewith as to legality of the shares of the Common Stock being registered pursuant to this Registration Statement. As of May 31, 2002, Mr. Camera owned 30,000 shares of Common Stock, all of which have restrictions on their sale or transfer, and held options to purchase 175,000 shares of the Common Stock.

         ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of Title 8 of the General Corporation Law of the State of Delaware permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, provided that the director, officer, employee or agent acted in good faith and in a manner reasonably believed to be in or not opposed by the best interests of the corporation, and, with respect to any criminal action or proceeding, provided that the director, officer, employee or agent had no reasonable cause to believe his or her conduct was unlawful. Section 145 also permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses which the Court of Chancery or such other court shall deem proper.
Section 145 further provides that, to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

         The Registrant's By-laws contain specific authority for indemnification by the Registrant of current and former directors, officers, employees or agents of the Registrant on terms that have been derived from
Section 145 of Title 8 of the General Corporation Law of the State of
Delaware.

         ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

         ITEM 8.  EXHIBITS.

         EXHIBIT
         NUMBER    DESCRIPTION
         4.1       Restated Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1(i) to the Registrant's Annual Report on Form 10-K for
                   the year ended December 31, 2000).
         4.2       Bylaws of the Registrant (incorporated by reference to Exhibit 3.1(ii) to the Registrant's
                   Annual Report on Form 10-K for the year ended December 31, 2000).
         5.1       Opinion of Nicholas J. Camera.
         23.1      Consent of Nicholas J. Camera (included in Exhibit 5.1).
         23.2      Consent of PricewaterhouseCoopers LLP.
         23.3      Consent of Arthur Andersen LLP (with respect to True North Communications, Inc.)
         23.4      Consent of Arthur Andersen LLP (with respect to NFO Worldwide, Inc.).
         23.5      Consent of J.H. Cohn LLP.
         24.1      Power of Attorney of Directors of the Registrant (included on signature pages of this Part
                   II).


         ITEM 9.  UNDERTAKINGS.

         (1) The undersigned Registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (a) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                  (b) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                  (c) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs 1(a) and 1(b) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (2) The undersigned Registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment described under paragraph (1), above, shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) The undersigned Registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (4) The undersigned Registrant hereby undertakes that, for purposes of determining liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on May 31, 2002.


                                THE INTERPUBLIC GROUP OF COMPANIES, INC.


                                By: /s/ Nicholas J. Camera
                                    ------------------------------------------
                                    Nicholas J. Camera
                                    Senior Vice President, General Counsel and
                                    Secretary


                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Nicholas J. Camera, John J. Dooner, Jr. and Sean F. Orr, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities, (i) to act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement, together with all schedules and exhibits thereto, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, together with all schedules and exhibits thereto, (ii) to act on, sign and file with the Securities and Exchange Commission or any state securities commission or regulatory agency all such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection with this registration statement and any amendments thereto, and (iii) to take any and all other actions that may be necessary or appropriate to effect the registration of the shares pursuant to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he might do or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                       TITLE                         DATE
                  ---------                                       -----                         ----
                                               Chairman of the Board, President and Chief
 /s/ John J. Dooner, Jr.                       Executive Officer (principal executive
 ------------------------------------          officer)                                     May 31, 2002
 John J. Dooner, Jr.

                  SIGNATURE                                       TITLE                         DATE
                  ---------                                       -----                         ----
                                               Executive Vice President, Chief Financial
 /s/ Sean F. Orr                               Officer (principal financial officer) and
 ------------------------------------          Director                                     May 31, 2002
 Sean F. Orr


 /s/ Richard P. Sneeder, Jr.                   Vice President and Controller (principal
 ------------------------------------          accounting officer)                          May 31, 2002
 Richard P. Sneeder, Jr.

 /s/ Frank J. Borelli
 ------------------------------------
 Frank J. Borelli                              Director                                     May 31, 2002

 /s/ Reginald K. Brack
 ------------------------------------
 Reginald K. Brack                             Director                                     May 31, 2002

 /s/ Jill M. Considine
 ------------------------------------
 Jill M. Considine                             Director                                     May 31, 2002

 /s/ H. John Greeniaus
 ------------------------------------
 H. John Greeniaus                             Director                                     May 31, 2002

 /s/ Richard A. Goldstein
 ------------------------------------
 Richard A. Goldstein                          Director                                     May 31, 2002

 /s/ Michael I. Roth
 ------------------------------------
 Michael I. Roth                               Director                                     May 31, 2002

 /s/ J. Phillip Samper
 ------------------------------------
 J. Phillip Samper                             Director                                     May 31, 2002

INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
4.1            Restated Certificate of Incorporation of the Registrant, as
               amended (incorporated by reference to Exhibit 3.1(i) to the
               Registrant's Annual Report on Form 10-K for the year ended
               December 31, 2000).
4.2            Bylaws of the Registrant (incorporated by reference to Exhibit
               3.1(ii) to the Registrant's Annual Report on Form 10-K for the
               year ended December 31, 2000).
5.1            Opinion of Nicholas J. Camera.
23.1           Consent of Nicholas J. Camera (included in Exhibit 5.1).
23.2           Consent of PricewaterhouseCoopers LLP.
23.3           Consent of Arthur Andersen LLP (with respect to True North
               Communications, Inc.).
23.4           Consent of Arthur Andersen LLP (with respect to NFO Worldwide, Inc.).
23.5           Consent of J.H. Cohn LLP.
24.1           Power of Attorney of Directors of the Registrant (included on signature pages of this Part II).